                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                           ENDED AUGUST 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER
FLOATING RATE FUND

               " ... Year to date, bank loans have been among the
                  best performing fixed income sectors. ... "

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Portfolio Statistics
8
Portfolio of Investments
11
Report of Independent Auditors
12
Financial Statements
15
Notes to Financial Statements
19
Financial Highlights
20
Year 2000 Dividend Reinvestment Program

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER FLOATING RATE FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE THREE-MONTH PERIOD ENDED AUGUST 31, 1999 (UNADJUSTED FOR ANY EARLY WITHDRAWAL SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS B                                                          1.23%
LIPPER LOAN PARTICIPATING FUNDS CATEGORY AVERAGE*                1.49%
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                      AS OF     AS OF
                                                     8/31/99   5/25/99
--------------------------------------------------------------------------------
    KEMPER FLOATING RATE FUND CLASS B                  $4.99     $5.00
--------------------------------------------------------------------------------

* LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

THE FUND MAY INVEST AN UNLIMITED AMOUNT OF ITS ASSETS IN LOWER AND NON RATED INVESTMENTS, WHICH PRESENT A GREATER RISK TO PRINCIPAL AND INCOME THAN HIGHER QUALITY INVESTMENTS.

THE LIMITED SECONDARY MARKET FOR SENIOR LOANS MEANS THE FUND MAY HAVE MORE RISK THAN A FUND THAT INVESTS IN SECURITIES WITH A SECONDARY MARKET.

THE FUND MAY BORROW TO SATISFY QUARTERLY REPURCHASES AND TO MANAGE CASH FLOWS.

COLLATERAL MIGHT NOT ENTIRELY SATISFY THE BORROWER'S OF THE LOANS IN WHICH THE FUND INVESTS OBLIGATIONS IN THE EVENT OF NONPAYMENT OF SCHEDULED INTEREST OR PRINCIPAL, AND IN SOME CASES, MAY BE DIFFICULT TO LIQUIDATE ON A TIMELY BASIS. ADDITIONALLY, A DECLINE IN THE VALUE OF THE COLLATERAL COULD CAUSE THE LOAN TO BECOME SUBSTANTIALLY UNDER SECURED AND CIRCUMSTANCES COULD ARISE, SUCH AS THE BANKRUPTCY OF THE BORROWER, WHICH COULD CAUSE THE VALUE OF THE FUND'S COLLATERAL IN THE LOANS TO BE INVALIDATED.

THE FUND MAY BE UNABLE TO COMPLETELY ACCOMMODATE ALL QUARTERLY REDEMPTION REQUESTS.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF AUGUST 31, 1999.

                                                                  B SHARES
------------------------------------------------------------------------------
    YEAR-TO-DATE INCOME:                                          $0.0742
------------------------------------------------------------------------------
    AUGUST DIVIDEND:                                              $0.0285
------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE+:                                  6.50%
------------------------------------------------------------------------------

+ DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

CREDIT SPREADS The credit spread is the difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to "narrow." When the opposite occurs, the spread is said to "widen."

LIBOR The London Inter Bank Offered Rate (LIBOR) is released by the British Bankers Association (BBA) each business day in London at 11.00 BST. The calculation is an average of the offer side rates reported to the BBA by many of the world's leading banks. It has become the standard for the settlement of derivative securities and most financial instruments that require rate determination at a certain date.

SENIOR BANK LOANS Senior bank loans are commercial loans that are typically high yielding and made by groups of financial institutions to corporations. Usually but not always, these loans are secured by senior claims on assets, specific collateral and strict loan covenants. Collateral that typically backs senior loans includes buildings, equipment, inventory, accounts receivable, patents, trademarks, and common and preferred stock in operating subsidiaries. The interest rates of senior bank loans adjust periodically based on a benchmark indicator of prevailing interest rates such as LIBOR.

TOTAL RETURN An investment's total return figure measures both its net investment income and any realized price appreciation or depreciation for a given period. Total return assumes reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

ECONOMIC OVERVIEW



SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  Interest rates have consumed investors' attention for the past six months, but immediate concerns of rate hikes came to a halt in October when the Federal Reserve Board declined to raise its key interest rate, the overnight bank lending rate, for a third time this year. To gain a better understanding of how the Fed's recent interest rate decisions affect the economic outlook for the remainder of 1999, let's review some of the economic events of the past few months.
  Talk of rising interest rates began last spring, and on June 30 the Fed boosted its key interest rate -- the overnight bank lending rate -- one quarter of a point (0.25%). With this move the Fed said it was not inclined to increase rates again soon, although it noted that it was alert to the potential emergence of inflationary pressures that could undermine economic growth.
  Talk of a second hike began in July after Fed Chairman Alan Greenspan's commentary to the House Banking Committee, which was part of the Fed's twice-yearly outlook report required by the Humphrey-Hawkins Full Employment and Balanced Growth Act of 1978. While Greenspan didn't say that the Fed definitely would raise the overnight bank lending rate at its next meeting, the tone of his report included more warnings than expected about the need to follow the June rate increase with another. Speculation became reality at the Aug. 24 Fed meeting, when the Fed once again raised the overnight bank lending rate by one quarter of a point (0.25%).
  While many investors were frustrated by the rate hikes when there were no signs of inflation, Fed policymakers looked at the situation another way: If the earlier increases were not enough to bring inflation risks into balance, a "euphoric" rise in stocks could fuel increased consumer spending, which could necessitate a more disruptive adjustment later. In its June and August rate hikes, the Fed was acting promptly to prevent such an adjustment. In other words, the Fed strongly believes that "a stitch in time saves nine" -- it wants to be preemptive by raising interest rates and slowing the economy before an inflation problem arises.
  With two rate hikes behind them, investors began speculating about the possibility of a third hike at the Fed's Oct. 5 meeting. There are some indications that inflationary pressures still exist.
  To start, the Fed forecasts that the consumer price index (CPI), the average value of an imaginary "basket" of goods and services in the economy, could rise as much as 2.5 percent this year, up from 1.6 percent in 1998. Because CPI is the standard measure of inflation, the Fed has to take any acceleration seriously.
  Employment growth also has the Fed worried. Job creation has exceeded the growth of the labor force since 1993, bringing the unemployment rate down to its lowest level since 1970. The Fed believes that if the pool of job seekers shrinks sufficiently, upward pressures on wage costs are likely. One of the core beliefs of modern economics is that rising wages will produce price inflation as companies seek to pass their rising costs along to their customers. Thus far in this economic expansion, this hasn't happened, but the Fed does not feel it can take a chance that such good luck will last.
  Gross domestic product (GDP), the value of all goods and services produced in the United States, has been growing faster than the Fed believes it can without causing inflation. The Fed believes that GDP can grow slightly faster than 3.0 percent per year without generating inflation. Actual 1998 GDP growth was 3.9 percent and we expect about the same in 1999.
  Rapid productivity growth is the antidote to inflation. After languishing at an average annual increase of about 1 percent in the 1970s and 1980s, productivity growth has recently accelerated. Over the past four quarters it has increased 2.8 percent in the entire economy and even faster in the business sector. However, when growth slowed to under 2 percent in the second quarter, productivity dropped back sharply. While a one-quarter dip in productivity is no cause for worry, the Fed will be watching developments closely. Should the gains in technology that have fostered the productivity growth slow, inflationary red flags would go up.
  Improving economic conditions around the world mean that the U.S. economy will no longer experience declines in basic commodity and import prices that have helped curtail inflation in recent years. Crude oil -- one of the most important and visible commodities, used to make everything from gasoline to plastic bags -- is up nearly 90 percent from its February lows.
  Despite these inflationary suggestions, however, signs of actual inflation remain few and far between, and in its Oct. 5 decisions, the Fed left rates unchanged.
  The Fed did, however, shift its policy bias from neutral toward tightening. The accompanying press release softened that a bit by noting that "such a directive did not signify a commitment to near-term action."
  Clearly the Fed is nervous, but it is willing to wait on incoming data -- including two employment reports and

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                           NOW (9/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.90                   5.25                   4.80                   6.20
Prime rate (2)                                  8.25                   7.75                   8.50                   8.50
Inflation rate (3)*                             2.25                   1.60                   1.60                   2.30
The U.S. dollar (4)                             -3.9                   -0.2                   4.40                   8.70
Capital goods orders (5)*                       3.00                   5.60                  15.60                  16.20
Industrial production (5)*                      2.40                   1.80                   3.60                   5.70
Employment growth (6)*                          2.20                   2.40                   2.70                   2.40


    (1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN       (4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR
        A BIG PLUS FOR FINANCIAL ASSETS.                       IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS'
    (2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE           FOREIGN PROFITS.
        THEIR BEST BORROWERS.                                  (5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY
    (3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN        PERFORMANCE.
        THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH        (6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
    AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE           *DATA AS OF 8/30/99.
    LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

several inflation reports -- before moving again. We expect that the Fed would prefer to hold off from further rate hikes because of the Y2K issue: It would prefer not to add to any potential Y2K fears or appear responsible for Y2K-related volatility in the financial markets.
  The long-term possibility of interest rate hikes is likely to be affected by political considerations. Election primaries begin in February 2000. Will candidates be talking about tax cuts? Medicare reform? Social Security reform? These will be the issues to consider when we look at the economy in early- to mid-2000.
  Hopefully it will be as easy for investors to obtain information about Fed policies at that time as it is today. The Humphrey-Hawkins hearings were created to give Congress and the public some idea of economic growth and inflation. But this round of Humphrey-Hawkins hearings could be the last, because the Humphrey-Hawkins law expires this year. Although Greenspan has said he thinks it is important for the Fed to report to Congress, and House Banking Committee Chairman Jim Leach intends to press for a new law, there has been no move to enact a new reporting requirement. Although the Fed could still provide hearings, without a law forcing it to do so within a certain framework, we would likely have no consistent basis for analyzing monetary policy.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 5, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[TRUTTER PHOTO]

JONATHAN TRUTTER IS LEAD PORTFOLIO MANAGER OF THE FUND. HE JOINED THE ORGANIZATION IN 1989 AND CURRENTLY DIRECTS KEMPER'S BANK LOAN DEPARTMENT.

MARK E. WITTNEBEL IS A PORTFOLIO MANAGER FOR THE FUND. HE ALSO HAS BEEN WITH THE ORGANIZATION SINCE 1989 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1980.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER FLOATING RATE FUND COMMENCED OPERATIONS ON MAY 25, 1999. IN THE FOLLOWING Q&A, THE INVESTMENT TEAM SHARES THEIR VIEWS ON THE FIXED-INCOME MARKETS IN GENERAL, THE BANK LOAN MARKET IN PARTICULAR, AND THE CURRENT POSITIONING OF THE FUND.

Q     BEFORE WE GET INTO THE SPECIFICS OF THE FUND, COULD YOU GIVE SHAREHOLDERS
A QUICK SNAPSHOT OF THE FORCES THAT AFFECTED THE FIXED INCOME-MARKETS RECENTLY?

A     Probably the main thing to note is that economic growth around the globe appears to be accelerating. That's a good thing for most investors, but for bond investors, it raises concerns over the potential for higher interest rates and higher inflation. If inflation goes up, the fixed returns on a bond are worth less, and its price tends to decline. That's what we've seen so far in 1999. The U.S. economy was growing more strongly than the Federal Reserve would like, so the Fed raised the federal funds rate twice in the last three months in an effort to curb economic growth and keep inflation subdued. At the same time, with many foreign economies returning to a stronger footing and higher yields available abroad, some investors pulled money out of the U.S. Treasury market and invested it overseas. The resulting lack of demand has pushed interest rates in the United States steadily higher. This is the opposite of what happened at the end of 1998. Then, investors were nervous about shaky foreign economies and poured money into U.S. Treasuries, and the demand dragged yields down to historically low levels.

      The bottom line has been a steady rise in interest rates across the board in the United States in 1999. To give you a sense of the returns in the market, the Lehman Aggregate Bond Index*, a broad cross-section of government and corporate bonds of all maturities, was down 1.84 percent year-to-date as of August 31, 1999.

* THE LEHMAN AGGREGATE BOND INDEX IS A TOTAL RETURN INDEX INCLUDING FIXED-RATE DEBT ISSUES RATED INVESTMENT-GRADE OR BETTER. IT CONTAINS GOVERNMENT, CORPORATE AND MORTGAGE SECURITIES AND IS GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR INVESTMENT-GRADE BONDS AS A WHOLE.

Q     WHAT HAS THIS MEANT FOR THE BANK LOAN MARKET, IN WHICH THE FUND INVESTS?

A     In comparison, bank loans as an asset class have performed well. Year to date, bank loans have been among the best performing fixed income sectors. Because bank loans have floating rates, they tend to be much less volatile than fixed-rate assets. When interest rates go up, the rates on these loans generally reset higher and investors may get more income. So, while other income-oriented asset classes have had a rough ride in 1999, the bank loan market has been one of the few asset classes to provide positive returns.

      So far, bank loans have proved to be a solid performer in this rising interest rate environment. That supports our view that the fund has the potential to be both a good source of current income and an outstanding diversification tool for fixed-income investors.

Q     HOW DID THE FUND PERFORM FOR THE THREE-MONTH PERIOD?

A     The dividend yield as of August 31 was 6.50 percent (annualized), and we expect that

PERFORMANCE UPDATE

may increase as we go forward. For the three-month period ended August 31, 1999, the fund's total return was 1.23 percent. When you compare that with the Lehman Aggregate Bond Index return of - 0.79 percent for the same period, you can see that the fund has offered investors a cushion despite a difficult market for fixed-income investments.

Q     YOU SAID YOU EXPECTED THE CURRENT YIELD TO INCREASE GOING FORWARD. WHY?

A     One reason is that LIBOR (London Inter Bank Offered Rate -- see Terms To
Know on page 2) has been rising. The three-month LIBOR was 5 percent when the fund started, and it's now approximately 5.50 percent. Most bank loans are tied to LIBOR, and if it continues to move higher, then bank loan yields should increase as well. Of course, LIBOR is a moving target and may vary on either side of present levels. In addition, if we gain assets as we have been, our larger size could allow expenses to decrease because we can spread the costs of operating the fund over a larger shareholder base, which could translate to a higher yield for the fund.

Q     WHAT DOES THE PORTFOLIO LOOK LIKE CURRENTLY?

A     We've committed to 38 names in the portfolio. We have 13 percent cash and equivalent right now, and much of this cash is committed to deals. Also, it looks like a good forward calendar in the fall will offer us plenty of opportunities to buy, so we expect to be able to invest at attractive spreads. There are no foreign credits in the portfolio right now.

Q     SO FAR, THE BANK LOAN MARKET HAS PERFORMED AS ADVERTISED IN THIS RISING
RATE ENVIRONMENT. WHAT'S YOUR OUTLOOK FOR THE BOND MARKETS IN GENERAL AND THE BANK LOAN MARKET IN PARTICULAR?

A     We don't see the overall bond market getting much less volatile in the near term. First, there's uncertainty regarding whether the Fed will raise interest rates again. It doesn't appear that it will since, following the 25 basis point increase in August, the Fed changed its stance from a tightening bias to a neutral bias. But if economic or labor numbers suggest continued strong acceleration in the economy, the Fed could certainly raise rates again.

      Then there's the uncertainty regarding Y2K and the effect it will have on financial markets, if any. Once the new millennium begins, we believe investors will react to how smoothly the transition went, so there's likely to be additional volatility in the first quarter.

      This year, the bank loan market has been less volatile than other classes of fixed-income investments. We would expect that the market's good relative performance will continue, providing there are no major credit problems. We note that default rates are rising, but the economy remains strong, which suggests that most companies should be able to meet their loan obligations. But for those that don't, the market won't be kind. Therefore, solid research and selectivity will be key. Our research department has experience built during a decade of investing in bank loans, and our standards are very high, we don't buy 60 percent of the issues we are offered.

      We're also fortunate to be able to rely on the experience of Scudder Kemper's high yield bond department, which has been researching many of the same types of companies for more than 20 years. Often, our bank loan borrowers are also high-yield issuers. Our high-yield professionals can provide us with additional research insights that we believe give us a distinct advantage over our competitors. Between our bank loan department and our high-yield department, we are confident that the fund can provide shareholders with the best combination of attractive income and a relatively stable net asset value.

PERFORMANCE UPDATE

TOTAL RETURN*

FOR THE PERIOD ENDED AUGUST 31, 1999 (ADJUSTED FOR THE MAXIMUM EARLY WITHDRAWAL CHARGE)

                                                          LIFE OF
                                                           CLASS
----------------------------------------------------------------------------------------
    KEMPER FLOATING RATE FUND CLASS B                      -1.75%       (since 5/25/99)
----------------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF DIVIDENDS AND, ADJUSTMENT FOR THE MAXIMUM EARLY WITHDRAWAL CHARGE OF 3 PERCENT.

PORTFOLIO STATISTICS

PORTFOLIO LARGEST HOLDINGS*

                                                               ON 8/31/99
--------------------------------------------------------------------------------
    VARIABLE RATE SENIOR LOAN INTERESTS                            85%
--------------------------------------------------------------------------------
    CASH EQUIVALENTS                                               13
--------------------------------------------------------------------------------
    OTHER                                                           2
--------------------------------------------------------------------------------
                                                                  100%

                                  [PIE CHART]

MATURITY**

                                                               ON 8/31/99
--------------------------------------------------------------------------------
    YEARS TO MATURITY                                             5.63
--------------------------------------------------------------------------------
    MONTHS TO RESET                                               1.64
--------------------------------------------------------------------------------

 * PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

** SENIOR LOANS IN THE FUND'S PORTFOLIO GENERALLY ARE SUBJECT TO MANDATORY
   AND/OR OPTIONAL PREPAYMENT. AS A RESULT, THE ACTUAL REMAINING MATURITY OF SENIOR LOANS IN THE FUND'S PORTFOLIO MAY BE SUBSTANTIALLY LESS THAN THE STATED MATURITIES SHOWN IN THIS REPORT.

PORTFOLIO OF INVESTMENTS

KEMPER FLOATING RATE FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1999

-----------------------------------------------------------------------------------------------------------------------
VARIABLE RATE SENIOR LOAN INTERESTS* -- 85.0%                                           PRINCIPAL
                                                                                          AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--3.6%
                                          Nextel Finance, Term Loan C
                                            (LIBOR plus 3.50%), 3/31/2007               $2,400,000      $ 2,403,000
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--1.5%
                                          Juno Lighting, Inc., Term Loan B
                                            (LIBOR plus 2.50%), 6/30/2006                1,000,000        1,000,000
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

CONSUMER
DISCRETIONARY--3.9%
                                          Pebble Beach Co., Term Loan B
                                            (LIBOR plus 3.25%), 7/31/2006                2,600,000        2,600,000
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--3.8%
                                          American Safety Razor, Term Loan B
                                            (LIBOR plus 3.75%), 4/30/2007                  475,000          475,000
                                          Spartan Stores, Inc., Term Loan B
                                            (LIBOR plus 3.25%), 3/18/2007                2,000,000        2,000,000
                                          -----------------------------------------------------------------------------
                                                                                                          2,475,000
-----------------------------------------------------------------------------------------------------------------------

DURABLES--3.8%
                                          Decrane Finance, Term Loan C
                                            (LIBOR plus 3.25%), 4/23/2006                1,496,250        1,496,250
                                          Transportation Manufacturing Operations,
                                            Term Loan (LIBOR plus 3.25%), 6/16/2006      1,000,000          998,750
                                          -----------------------------------------------------------------------------
                                                                                                          2,495,000
-----------------------------------------------------------------------------------------------------------------------

HEALTH--11.4%
                                          Alliance Imaging, Inc., Term Loan D
                                            (LIBOR plus 2.75%), 6/18/2005                2,000,000        2,000,000
                                          Dade Behring, Term Loan B
                                            (LIBOR plus 2.875%), 6/30/2006                 750,000          751,875
                                          Dade Behring, Term Loan C
                                            (LIBOR plus 3.125%), 6/30/2007                 750,000          751,875
                                          Sybron International Corp., Term Loan B
                                            (LIBOR plus 2.00%), 7/31/2004                2,000,000        2,000,000
                                          Triad Hospitals, Term Loan B
                                            (LIBOR plus 4.00%), 11/1/2005                1,995,000        1,995,000
                                          -----------------------------------------------------------------------------
                                                                                                          7,498,750
-----------------------------------------------------------------------------------------------------------------------

MANUFACTURING--24.8%
                                          Arteva (Kosa), Term Loan B (LIBOR plus
                                            3.25%), 12/31/2006                           1,700,000        1,704,250
                                          Huntsman ICI Chemicals, Term Loan B
                                            (LIBOR plus 3.00%), 6/30/2007                1,000,000        1,002,500
                                          Huntsman ICI Chemicals, Term Loan C
                                            (LIBOR plus 3.25%), 6/30/2008                1,000,000        1,002,500
                                          Lyondell Chemical, Term Loan E
                                            (LIBOR plus 3.875%), 5/31/2006               1,995,000        2,002,482
                                          Mueller Group, Term Loan B
                                            (LIBOR plus 3.25%), 8/31/2006                1,000,000        1,000,000
                                          Mueller Group, Term Loan C (LIBOR plus
                                            3.50%), 8/31/2007                            1,000,000        1,000,000
                                          Packaging Corp. of America, Term Loan B
                                            (LIBOR plus 3.25%), 4/12/2007                  991,189          991,189
                                          Packaging Corp. of America, Term Loan C
                                            (LIBOR plus 3.50%), 4/12/2008                  991,189          991,189
                                          Riverwood Holding, Term Loan B (LIBOR
                                            plus 3.00%), 2/28/2004                       1,419,009        1,422,557

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                                                                           AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                          Riverwood Holding, Term Loan C (LIBOR
                                            plus 3.50%), 2/28/2004                      $  570,936      $   572,363
                                          Stone Container, Term Loan D (LIBOR plus
                                            3.50%), 10/1/2003                              995,683          995,683
                                          Superior Telecom, Term Loan A
                                            (LIBOR plus 3.00%), 11/27/2005               1,467,824        1,467,824
                                          Tapco International Corp., Term Loan B
                                            (LIBOR plus 3.25%), 7/31/2007                  312,500          312,109
                                          Tapco International Corp., Term Loan C
                                            (LIBOR plus 3.50%), 7/31/2008                  187,500          187,266
                                          Terex Corp., Term Loan C (LIBOR plus
                                            3.25%), 3/6/2006                             1,672,000        1,672,000
                                          -----------------------------------------------------------------------------
                                                                                                         16,323,912
-----------------------------------------------------------------------------------------------------------------------

MEDIA--5.6%
                                          Charter Communications, Term Loan B
                                            (LIBOR plus 2.50%), 3/18/2008                2,000,000        1,995,000
                                          RCN Corp., Term Loan B
                                            (LIBOR plus 3.5%), 6/3/2007                  1,700,000        1,700,000
                                          -----------------------------------------------------------------------------
                                                                                                          3,695,000
-----------------------------------------------------------------------------------------------------------------------

METALS & MINERALS--5.1%
                                          Ispat Inland, L.P., Term Loan B (LIBOR
                                            plus 2.25%), 7/16/2005                         847,859          841,500
                                          Ispat Inland, L.P., Term Loan C (LIBOR
                                            plus 2.75%), 7/16/2005                         847,859          841,500
                                          P & L Coal Holdings Corp., Term Loan B
                                            (LIBOR plus 2.125%), 6/30/2006               1,700,000        1,695,750
                                          -----------------------------------------------------------------------------
                                                                                                          3,378,750
-----------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--10.9%
                                          Allied Waste Industries, Term Loan B
                                            (LIBOR plus 2.75%), 7/31/2006                  909,091          901,136
                                          Allied Waste Industries, Term Loan C
                                            (LIBOR plus 3.00%), 7/31/2007                1,090,909        1,081,364
                                          American Media Operations, Term Loan B
                                            (LIBOR plus 3.50%), 4/1/2007                 1,000,000        1,001,250
                                          Avis Rent-A-Car, Term Loan B (LIBOR plus
                                            3.25%), 6/1/2006                               500,000          495,000
                                          Avis Rent-A-Car, Term Loan C (LIBOR plus
                                            3.50%), 6/1/2006                               500,000          495,000
                                          Rent-A-Center, Inc., Term Loan B (LIBOR
                                            plus 2.25%), 8/1/2006                          765,000          760,219
                                          Rent-A-Center, Inc., Term Loan C (LIBOR
                                            plus 2.50%), 2/1/2007                          935,000          929,156
                                          SFX Entertainment, Term Loan B (LIBOR
                                            plus 3.50%), 6/30/2006                         500,000          500,000
                                          URS Corporation, Term Loan B (LIBOR plus
                                            3.25%), 6/9/2006                               500,000          501,250
                                          URS Corporation, Term Loan C (LIBOR plus
                                            3.50%), 6/9/2006                               500,000          501,250
                                          -----------------------------------------------------------------------------
                                                                                                          7,165,625
-----------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--6.1%
                                          Semiconductors Components, Term Loan B
                                            (LIBOR plus 3.50%), 8/4/2006                   962,963          959,352
                                          Semiconductors Components, Term Loan C
                                            (LIBOR plus 3.75%), 8/4/2007                 1,037,037        1,033,148
                                          Viasystems, Inc., Term Loan C (LIBOR plus
                                            3.75%), 6/30/2005                            2,000,000        1,995,000
                                          -----------------------------------------------------------------------------
                                                                                                          3,987,500

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS--4.5%
                                          Barjan Products, Term Loan B (LIBOR plus
                                            3.50%), 5/6/2005                            $1,000,000      $ 1,002,500
                                          Felcor Lodging Trust, Inc., Term Loan
                                            (LIBOR plus 2.50%), 4/30/2004                2,000,000        1,990,000
                                          -----------------------------------------------------------------------------
                                                                                                          2,992,500
                                          -----------------------------------------------------------------------------
                                          TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
                                            (Cost $56,151,785)                                           56,015,037
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--2.2%                                                                       SHARES
-----------------------------------------------------------------------------------------------------------------------
                                          Pilgrim Prime Rate Trust (Cost
                                            $1,426,485)                                    150,000        1,415,625
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--12.1%                                                              PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------
                                          Federal Home Loan Mortgage Corp., 5.42%,
                                            9/1/1999 (Cost $8,000,000)                  $8,000,000        8,000,000
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.7%
-----------------------------------------------------------------------------------------------------------------------
                                          Repurchase Agreement with State Street
                                            Bank and Trust Company dated 8/31/1999
                                            at 5.41%, to be repurchased at $450,068
                                            on 9/1/1999, collateralized by a
                                            $375,000 U.S. Treasury Bond, 8.50%,
                                            2/15/2020
                                            (Cost $450,000)                                450,000          450,000
                                          -----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100.0%
                                            (Cost $66,028,270)                                          $65,880,662
                                          -----------------------------------------------------------------------------

Based on the cost of investments of $66,028,270 for federal income tax purposes at August 31, 1999, the gross unrealized appreciation was $27,981, the gross unrealized depreciation was $175,589 and the net unrealized depreciation on investments was $147,608.

*Senior loans in the fund's portfolio generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of senior loans in the fund's portfolio may be substantially less than the stated maturities shown in this report.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER FLOATING RATE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Floating Rate Fund, as of August 31, 1999, the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period from May 25, 1999 (commencement of operations) to August 31, 1999. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Floating Rate Fund at August 31, 1999, the results of its operations, the changes in its net assets and cash flows, and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          October 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES

August 31, 1999

---------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------
Investment securities, at value (cost $66,028,270)              $65,880,662
---------------------------------------------------------------------------
Cash                                                                 70,024
---------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   10,055
---------------------------------------------------------------------------
  Interest                                                          388,609
---------------------------------------------------------------------------
  Fund shares sold                                                1,133,201
---------------------------------------------------------------------------
Prepaid registration fees                                            81,039
---------------------------------------------------------------------------
Due from adviser                                                    375,748
---------------------------------------------------------------------------
    Total assets                                                 67,939,338
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------

Dividends payable                                                    82,386
---------------------------------------------------------------------------
Deferred facility fees                                              107,792
---------------------------------------------------------------------------
Accrued expenses                                                    232,006
---------------------------------------------------------------------------
    Total liabilities                                               422,184
---------------------------------------------------------------------------
Net assets                                                      $67,517,154
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------

Net assets consist of:
Undistributed net investment income                             $   187,679
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investment securities                                            (147,608)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                                    344
---------------------------------------------------------------------------
Paid-in capital                                                  67,476,739
---------------------------------------------------------------------------
Net assets applicable to shares outstanding                     $67,517,154
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------------

CLASS B SHARES
NET ASSET VALUE, offering and redemption price (subject to
early withdrawal charge) per share ($67,517,154 / 13,521,852 shares of common stock issued and outstanding, $.01 par
value, unlimited shares authorized)                                   $4.99
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the period May 25, 1999 (commencement of operations) to August 31,
1999

-------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------
Dividends                                                       $  14,850
-------------------------------------------------------------------------
Interest                                                          821,037
-------------------------------------------------------------------------
Facilities fees                                                     2,202
-------------------------------------------------------------------------
    Total investment income                                       838,089
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   58,513
-------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                       30,309
-------------------------------------------------------------------------
  Reports to shareholders                                           8,259
-------------------------------------------------------------------------
  Auditing                                                         20,000
-------------------------------------------------------------------------
  Legal                                                               905
-------------------------------------------------------------------------
  Registration fees                                                74,676
-------------------------------------------------------------------------
  Organization                                                    124,866
-------------------------------------------------------------------------
  Distribution service fees                                        70,216
-------------------------------------------------------------------------
  Administrative service fees                                      29,257
-------------------------------------------------------------------------
  Trustees' fees and other                                          5,194
-------------------------------------------------------------------------
    Total expenses before expense waiver                          422,195
-------------------------------------------------------------------------
Less expenses waived and absorbed by adviser                      375,748
-------------------------------------------------------------------------
    Total expenses after expense waiver                            46,447
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                             791,642
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments                                                         344
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                    (147,608)
-------------------------------------------------------------------------
  Net loss on investments                                        (147,264)
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 644,378
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                FOR THE PERIOD
                                                                MAY 25, 1999
                                                                (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                                AUGUST 31, 1999
--------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------
  Net investment income                                           $   791,642
--------------------------------------------------------------------------------
  Net realized gain (loss)                                                344
--------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on
    investments                                                      (147,608)
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  644,378
--------------------------------------------------------------------------------
Distribution from net investment income                              (715,163)
--------------------------------------------------------------------------------
Net increase from capital share transactions                       67,487,939
--------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       67,417,154
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                                   100,000
--------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of $187,679)       $67,517,154
--------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
For the period May 25, 1999 (commencement of operations) to August 31,
1999

----------------------------------------------------------------------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
----------------------------------------------------------------------------
Investment income received                                      $    557,272
----------------------------------------------------------------------------
Payment of expenses                                                 (271,228)
----------------------------------------------------------------------------
Proceeds from sales and maturities of investments                    192,047
----------------------------------------------------------------------------
Purchases of investments                                         (57,780,028)
----------------------------------------------------------------------------
Net purchases of short term investments                           (8,450,000)
----------------------------------------------------------------------------
  Cash provided by operating activities                          (65,751,937)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------
Subscriptions                                                     65,998,292
----------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)               (276,331)
----------------------------------------------------------------------------
  Cash provided by financing activities                           65,721,961
----------------------------------------------------------------------------
  Increase (decrease) in cash                                        (29,976)
----------------------------------------------------------------------------
Cash at beginning of period                                          100,000
----------------------------------------------------------------------------
Cash at end of period                                           $     70,024
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 TO CASH PROVIDED BY OPERATING ACTIVITIES:
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                         644,378
----------------------------------------------------------------------------
Net (increase) decrease in cost of investments                   (66,028,270)
----------------------------------------------------------------------------
Net increase (decrease) in unrealized (appreciation)
  depreciation on investments                                        147,608
----------------------------------------------------------------------------
(Increase) decrease in net investment income receivable             (280,817)
----------------------------------------------------------------------------
(Increase) decrease in receivable for investments sold               (10,055)
----------------------------------------------------------------------------
Increase (decrease) in accrued expenses                             (224,781)
----------------------------------------------------------------------------
Cash provided by operating activities                           $(65,751,937)
----------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Floating Rate Fund (the "fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended. The fund does not intend to list the shares for trading on any national securities exchange.

                             The fund currently offers one class of shares, Class B. Class B shares are sold without an initial sales charge, but incur a declining early withdrawal charge ("EWC") if the shares are repurchased by the fund within four years of purchase. The charge is 3.0% for shares submitted and accepted for repurchase during the first year after purchase, 2.5% during the second year, 2.0% during the third year, and 1.0% during the fourth year. There is no EWC thereafter. Class B shares automatically convert to Class A shares six years after issuance. The fund intends to offer its shares continuously. The fund will make quarterly offers to repurchase a percentage of its outstanding shares at net asset value. Because the fund is a closed-end investment company, shareholders are not able to redeem their shares on a daily basis.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to

NOTES TO FINANCIAL STATEMENTS

                             be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Approximately all of the net investment income of the fund is declared as a daily dividend to shareholders of record and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund.

                             STATEMENT OF CASH FLOWS. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account and does not include any short-term investments at August 31, 1999.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Facilities fees received are deferred and recognized on a straight-line basis as income over the expected life of the loans.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12th of the annual rate of 0.50% of the first $1 billion of average daily net assets, 0.49% of the next $2 billion, 0.48% of the next $2 billion, 0.47% of the next $5 billion, and 0.45% of average daily net assets over $10 billion.
                             The fund incurred no management fee after an expense waiver by Scudder Kemper for the period ended August 31, 1999.

                             Scudder Kemper agreed to temporarily waive and reimburse certain operating expenses of the fund. Under this arrangement, Scudder Kemper waived expenses of $375,748 for the period ended August 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). For services under the distribution services agreement, the fund pays KDI a fee of 0.60% of average daily net assets of the Class B shares pursuant to a separate

NOTES TO FINANCIAL STATEMENTS

                             distribution plan for Class B shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B shares. In addition, KDI receives any early withdrawal fees ("EWC") from redemptions of Class B shares. Distribution fees were not imposed after an expense waiver by Scudder Kemper for the period ended August 31, 1999. There was no EWC for the period ended August 31, 1999.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of the fund. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services were not imposed after an expense waiver by Scudder Kemper for the period ended August 31, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company ("KSvC") is the transfer dividend paying and shareholder service agent of the fund. Under the agreement, shareholder services fees of $16,950 were not imposed after an expense waiver by Scudder Kemper for the period ended August 31, 1999.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. Fund accounting fees of $12,500 were not imposed after an expense waiver by Scudder Kemper for the period ended August 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the period ended August 31, 1999, the fund made no payments to is officers and incurred trustees' fees of $2,613 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended August 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $57,780,028

                             Proceeds from sales                         201,547

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                             FOR THE PERIOD MAY 25, 1999
                                                                            (COMMENCEMENT OF OPERATIONS)
                                                                                 TO AUGUST 31, 1999
                                                                            -----------------------------
                                                                              SHARES            AMOUNT
                             ----------------------------------------------------------------------------
                              SHARES SOLD

                              Class B                                        13,430,492       $67,131,493
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS

                              Class B                                            71,360           356,446
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              SHARES REDEEMED

                              Class B                                                --                --
                             ----------------------------------------------------------------------------
                              NET INCREASE FROM CAPITAL SHARES
                                TRANSACTIONS                                                  $67,487,939
                             ----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    INVESTING IN SENIOR
     LOAN INTERESTS          Senior Loans are interests in adjustable rate loans
                             that have a senior right to payment, which, in many circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings.
                             Because of a limited secondary market for Senior
                             Loans, the fund may be limited in its ability to sell portfolio holdings at the price at which they are valued by the fund to generate gains, avoid losses, or to meet repurchase requests.

--------------------------------------------------------------------------------

7    COMMITMENTS             The fund can invest in certain Variable Rate Senior
                             Loan agreements that include the obligation to make additional loans in certain circumstances. The fund reserves against such contingent obligations by segregating cash, liquid securities and liquid
                             Senior Loans. At August 31, 1999, the fund had unfunded loan commitments of approximately
                             $328,000.

--------------------------------------------------------------------------------

8    REPURCHASE OFFERS       As a matter of fundamental policy, the fund will
                             offer to repurchase from 5% to 25% of its common shares at net asset value at three month intervals.
                             The deadline for the repurchase offers will be a business day in the months of February, May, August and November. The price applicable to each repurchase offer will be determined no later than 14 calendar days after each repurchase request deadline (or, if not a business day, the next business day). The first repurchase offer is scheduled to occur in November 1999. Fund shares, when submitted for repurchase, may be worth more or less than their original cost.

FINANCIAL HIGHLIGHTS

                                                             ----------------
                                                                 CLASS B
                                                             ----------------
                                                             FOR THE PERIOD
                                                            FROM MAY 25, 1999
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                            AUGUST 31, 1999(A)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 5.00
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.09
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                           (0.03)
------------------------------------------------------------------------------
Total from investment operations                                     0.06
------------------------------------------------------------------------------
Less distribution from net investment income                        (0.07)
------------------------------------------------------------------------------
Net asset value, end of period                                     $ 4.99
------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)(B)                                     1.23%
------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------
Expenses absorbed by the fund                                        0.38%
------------------------------------------------------------------------------
Net investment income                                                6.53%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------
Expenses                                                             3.48%
------------------------------------------------------------------------------
Net investment income                                                3.43%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets at end of period (in millions)                          $   67
------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                  2.2%
------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The other ratios to average net assets are computed without this expense waiver or absorption.

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been waived.

YEAR 2000

YEAR 2000 ISSUE (UNAUDITED)

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the Adviser, its affiliates and other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations. The Adviser has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the fund or on global markets or economies generally.


DIVIDEND REINVESTMENT PROGRAM

DIVIDEND REINVESTMENT PROGRAM (UNAUDITED)

The fund's Dividend Reinvestment Program (the "Program") allows participating shareholders to reinvest all dividends and capital gain distributions in additional shares of the fund. Shares purchased by participants in the Program in connection with the reinvestment of dividends will be issued by the fund at net asset value. Generally for Federal income tax purposes, shareholders receiving additional shares under the Program will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Program. All distributions to shareholders whose shares are registered in their own names automatically will be paid in shares, unless the shareholder elects to receive the distributions in cash. Shareholders may elect to receive dividends and capital gain distributions in cash by notifying KSvC, as Program Agent. Additional information about the Program may be obtained from KSvC at 1-800-641-1048. If your shares are registered in the name of a broker-dealer or other nominee (an "intermediary"), you must contact the intermediary regarding its status under the Program, including whether the intermediary will participate in the Program on your behalf. No fees or expenses are imposed on shareholders by the fund or KSvC for participants in the Program.

                                                                           NOTES

NOTES

                                                                           NOTES

TRUSTEES & OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY
Trustee                           President                 MAUREEN E. KANE
                                                            Assistant Secretary
JAMES R. EDGAR                    PHILIP J. COLLORA
Trustee                           Vice President and        CAROLINE PEARSON
                                  Secretary                 Assistant Secretary
ARTHUR R. GOTTSCHALK
Trustee                           JOHN R. HEBBLE            BRENDA LYONS
                                  Treasurer                 Assistant Treasurer
FREDERICK T. KELSEY
Trustee                           ANN M. MCCREARY
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        ROBERT C. PECK, JR.
                                  Vice President
KATHRYN L. QUIRK
Trustee and Vice President        JOHNATHAN TRUTTER
                                  Vice President
FRED B. RENWICK
Trustee                           MARK WITTNEBEL
                                  Vice President
CORNELIA M. SMALL
Trustee                           LINDA J. WONDRACK
                                  Vice President
JOHN G. WEITHERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                     DECHERT PRICE AND RHOADS
                                  1775 Eye Street N.W.
                                  Washington D.C. 20006
--------------------------------------------------------------------------------
TRANSFER AGENT                    KEMPER SERVICE COMPANY
AND SHAREHOLDER                   P.O. Box 419557
SERVICE AGENT                     Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                         STATE STREET BANK AND TRUST COMPANY
                                  225 Franklin Street
                                  Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS              ERNST & YOUNG LLP
                                  233 South Wacker Drive
                                  Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)



Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Floating Rate Fund prospectus.
KFRF - 2 (10/25/99) 1090160